UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2005

ARGOSY GAMING COMPANY

(Exact name of Registrant as specified in its charter)

Delaware	1-11853	37-1304247
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		Number)

219 Piasa Street, Alton, Illinois	62002
(Address of principal executive offices)	(Zip Code)

(618) 474-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement

In connection with the expiration of the Consent Solicitation (as defined in Item 8.01 below), on August 3, 2005, the Registrant entered into a supplemental indenture (each, a “Supplemental Indenture” and, collectively, the “Supplemental Indentures”) to each of (1)  the Indenture, dated as of July 31, 2001, by and among the Registrant, as issuer, the guarantors named therein and J.P. Morgan Trust Company, National Association, as trustee (the “Trustee”), under which the Registrant’s 9% Senior Subordinated Notes due 2011 (the “9% Notes”) were issued (as previously amended, the “9% Notes Indenture”) and (2) the Indenture, dated as of February 12, 2004, by and between the Registrant and the Trustee, under which the Registrant’s 7% Senior Subordinated Notes due 2014 (the “7% Notes” and, together with the 9% Notes, the “Notes”) were issued (the “7% Notes Indenture” and, together with the 9% Notes Indenture, the “Indentures”).

Each of the Supplemental Indentures will become operative, as of the date of execution of the Supplemental Indentures, upon acceptance of the consents for payment in accordance with the Offers to Purchase (as defined in Item 8.01 below).  The Supplemental Indentures amend the respective Indentures to generally eliminate the restrictive covenants and certain events of default from the terms of the Notes.  A copy of each of the Supplemental Indentures is filed as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K.

Item 8.01.  Other Events

On August 4, 2005, Penn National Gaming, Inc., a Pennsylvania corporation, announced the expiration of the consent solicitation (the “Consent Solicitation”) being conducted by its wholly-owned subsidiary, Thoroughbred Acquisition Corp., a Delaware corporation (“Thoroughbred”), relating to each of the 9% Notes and 7% Notes, in each case pursuant to Thoroughbred’s respective Offer to Purchase and Consent Solicitation Statement, each dated July 21, 2005 (the “Offers to Purchase”).  In the Consent Solicitation, consents representing approximately 99.6% and 94.0% of the aggregate principal amount of outstanding 9% Notes and 7% Notes, respectively, were validly delivered.

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.	Description

99.1

First Supplemental Indenture, dated as of August 3, 2005, between Argosy Gaming Company and J.P. Morgan Trust Company, National Association, as trustee, for Argosy Gaming Company’s 7% Senior Subordinated Notes due 2014

99.2	Second Supplemental Indenture, dated as of August 3, 2005, among Argosy Gaming Company, the subsidiary guarantors named therein and J.P. Morgan Trust Company,

National Association, as trustee, for Argosy Gaming Company’s 9% Senior Subordinated Notes due 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

ARGOSY GAMING COMPANY,
a Delaware corporation

Date: August 5, 2005	By:	/s/ Dale R. Black
		Name:	Dale R. Black
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1

First Supplemental Indenture, dated as of August 3, 2005, between Argosy Gaming Company and J.P. Morgan Trust Company, National Association, as trustee, for Argosy Gaming Company’s 7% Senior Subordinated Notes due 2014

99.2

Second Supplemental Indenture, dated as of August 3, 2005, among Argosy Gaming Company, the subsidiary guarantors named therein and J.P. Morgan Trust Company, National Association, as trustee, for Argosy Gaming Company’s 9% Senior Subordinated Notes due 2011